Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), effective as of July 31, 2015 (the “Effective Date”), is by and among FABRINET, an exempted company incorporated with limited liability in the Cayman Islands (the “Company”), the Designated Borrowers (together with the Company, the “Borrowers” and each a “Borrower”), the Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Company, the Designated Borrowers, Subsidiaries of the Company from time to time party thereto (the “Guarantors”), certain banks and financial institutions from time to time party thereto (the “Lenders”) and Bank of America, N.A., as Administrative Agent, are parties to that certain Credit Agreement dated as of May 22, 2014 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders party hereto, constituting the Required Lenders, are willing to amend the Credit Agreement in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 Amendments to Definitions.

(a) The definition of “Availability Period” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the date “July 31, 2015” and replacing such date with “July 31, 2016”.

(b) The definition of “Change of Control” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the parenthetical appearing in clause (b) therein.

(c) The definition of “Eurodollar Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by amending and restating the proviso therein as follows:

provided that (i) to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent and (ii) if the Eurodollar Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

(d) The definition of “Federal Funds Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the phrase “arranged by federal funds brokers on such day” appearing therein.

(e) The following definition is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Term Loan Alternate Fee Date” means July 31, 2016.

1.2 Amendment to Section 2.05(a). Section 2.05(a) of the Credit Agreement is hereby amended by deleting the table appearing therein and replacing such table as follows:

Payment Dates	Principal Repayment Installments
September 30, 2016 and on each December 31, March 31, June 30 and September 30 thereafter until the Maturity Date or, if sooner, until repaid in full	$3,400,000 (or such lesser amount as may then be outstanding)

1.3 Amendment to Section 2.06(a). Section 2.06(a) of the Credit Agreement is hereby amended by adding a new sentence immediately following the last sentence in such section as follows:

To the extent that any calculation of interest or any fee required to be paid under this Agreement shall be based on (or result in) a rate that is less than zero, such rate shall be deemed zero for purposes of this Agreement.

1.4 Amendment to Section 2.07. Section 2.07 of the Credit Agreement is hereby amended by adding new clause (e) immediately following clause (d) as follows:

(e) The Borrower shall pay to the Administrative Agent, for the account of each Lender in accordance with its Applicable Percentage, an additional commitment fee equal to the product of (i) one twentieth of one percent (0.05%) times (ii) the unused portion of the Term Commitments on the Term Loan Alternate Fee Date, which such fee shall be (A) fully earned and payable on the Term Loan Alternate Fee Date, (B) nonrefundable for any reason whatsoever and (C) in addition to any other fees, costs and expenses payable pursuant to the Loan Documents, including any other Commitment Fees.

1.5 Amendment to Section 2.13. Section 2.13 of the Credit Agreement is hereby amended by adding the proviso immediately prior to the period at the end of such section as follows:

; provided that for the purposes only of voting in connection with any Loan Document, any participation by ay Designated Lender in any outstanding Credit Extension shall be deemed a participation of such Lender.

1.6 Amendments to Section 3.02.

(a) The first sentence of Section 3.02(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to perform any of its obligations hereunder or to make, maintain or fund or charge interest with respect to any Credit Extension, or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to issue, make, maintain, fund or charge interest with respect to any such Credit Extension or continue Eurodollar Rate Loans or to convert Base Rate Loans to Eurodollar Rate Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurodollar Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist.

(b) Section 3.02(b) of the Credit Agreement is hereby amended by inserting the words “or fees” after each appearance of the word “interest” appearing therein.

1.7 Amendment to Section 3.04(a). Section 3.04(a) of the Credit Agreement is hereby amended by deleting the phrase “the interest on which is determined by reference to the Eurodollar Rate” appearing therein.

1.8 Amendment to Section 5.17. Section 5.17 of the Credit Agreement is hereby amended and restated in its entirety as follows:

5.17 Sanctions Concerns and Anti-Corruption Laws.

(a) Sanctions Concerns. No Loan Party, nor any Subsidiary, nor, to the knowledge of the Loan Parties and their Subsidiaries, any director, officer, employee, agent, Affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by any individual or entity that is (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated Nationals, Her Majesty’s Treasury’s Consolidated List of Financial Sanctions Targets and Her Majesty’s Treasury’s Investment Ban List, or (iii) located, organized or resident in a Designated Jurisdiction.

(b) Anti-Corruption Laws. The Loan Parties and their Subsidiaries have conducted their business in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in other jurisdictions that is applicable to the Company and its Subsidiaries, and have instituted and maintained policies and procedures designated to promote and achieve compliance with such laws.

1.9 Amendment to Article VI. A new Section 6.19 is hereby added to Article VI of the Credit Agreement to read as follows:

6.19 Anti-Corruption Laws.

Conduct its business in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in other jurisdictions that is applicable to the Company and its Subsidiaries and maintain policies and procedures designed to promote and achieve compliance with such laws.

1.10 Amendment to Article VII. A new Section 7.18 is hereby added to Article VII of the Credit Agreement to read as follows:

7.18 Anti-Corruption Laws.

Directly or indirectly, use any Credit Extension or the proceeds of any Credit Extension for any purpose which would violate the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in other jurisdictions that is applicable to the Company and its Subsidiaries.

1.11 Amendments to Section 11.06.

(a) Section 11.06(a) of the Credit Agreement is hereby amended by adding the phrase “and, to the extent required by Section 11.01, each Lender” immediately after the first appearance of the term “Administrative Agent” therein.

(b) Subsection 11.06(b)(i)(A) of the Credit Agreement is hereby amended by adding the parenthetical “(determined after giving effect to such Assignments)” immediately following the first appearance of the term “Approved Funds” therein.

(c) Subsection 11.06(b)(v) of the Credit Agreement is hereby amended by adding the parenthetical “(or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person)” immediately following the appearance of the phrase “a natural Person” therein.

(d) Section 11.06(d) of the Credit Agreement is hereby amended by (i) adding the phrase “or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person,” immediately following the appearance of the phrase “a natural Person,” therein and (ii) deleting the phrase “acting solely as an agent of the Borrower” appearing therein and replacing such phrase with “acting solely as a non-fiduciary agent of the Borrower”.

1.12 Amendment to Section 11.07(a). Section 11.07(a) of the Credit Agreement is hereby amended by adding a new sentence immediately following the current concluding sentence as follows:

In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and publically available information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents and their Commitments.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective as of the Effective Date upon satisfaction (or waiver) of the following conditions:

(a) Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Loan Parties, the Lenders constituting the Required Lenders and the Administrative Agent.

(b) Default. After giving effect to this Amendment, no Default or Event of Default shall exist.

(c) Fees and Expenses.

(i) The Administrative Agent shall have received from the Company, for the account of each Lender that executes and delivers a signature page hereto to the Administrative Agent by 5 p.m. (EDT) on or before July 24, 2015 (each such Lender, a “Consenting Lender”, and collectively, the “Consenting Lenders”), an amendment fee in an amount equal to five (5) basis points (0.05%) on (A) the aggregate unused Term Loan Commitments of such Consenting Lender and (B) the outstanding principal amount of the Term Loans held by such Consenting Lender.

(ii) The Administrative Agent shall have received from the Company such other fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby.

(d) Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE III

MISCELLANEOUS

3.1 Amended Terms. On and after the Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants, as of the Effective Date, as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The representations and warranties of the Company and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), provided that the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively.

(e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f) The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

(g) The Loans and other amounts payable by the Borrowers pursuant to the Credit Agreement are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3 Reaffirmation of Obligations. Each Loan Party hereby ratifies each Loan Document to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of each Loan Document applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

3.4 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5 Expenses. The Company agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable and documented fees and expenses of the Administrative Agent’s legal counsel.

3.6 Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7 Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

3.9 No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.10 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3.11 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[SIGNATURES ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

COMPANY:	FABRINET,
an exempted company incorporated with limited liability in the Cayman Islands

	By:	/s/ David Tom Mitchell
	Name:	David Tom Mitchell
	Title:	Chief Executive Officer

DESIGNATED BORROWERS:	FABRINET WEST, INC.,
a California corporation

	By:	/s/ Toh-Seng Ng
	Name:	Toh-Seng Ng
	Title:	Treasurer and Secretary

FABRITEK, INC.,
a California corporation

	By:	/s/ Toh-Seng Ng
	Name:	Toh-Seng Ng
	Title:	President, Treasurer and Secretary

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

GUARANTORS:	FABRINET CO., LTD.
a limited liability company incorporated under the laws of Thailand

	By:	/s/ Toh-Seng Ng
	Name:	Toh-Seng Ng
	Title:	Director

FABRINET CHINA HOLDINGS
a limited liability company incorporated under the laws of Mauritius

	By:	/s/ Toh-Seng Ng
	Name:	Toh-Seng Ng
	Title:	Director

FABRINET USA, INC.,
a California corporation

	By:	/s/ Toh-Seng Ng
	Name:	Toh-Seng Ng
	Title:	President

FBN NEW JERSEY MANUFACTURING, INC.,
a Delaware corporation

	By:	/s/ Toh-Seng Ng
	Name:	Toh-Seng Ng
	Title:	President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Ronaldo Naval
Name:	Ronaldo Naval
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Spencer Hopping
Name:	Spencer Hopping
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

HSBC BANK USA, National Association,
as a Lender

By:	/s/ Christopher M. Ames
Name:	Christopher M. Ames
Title:	Senior Vice President 19275
Commercial Banking
HSBC Bank USA, N.A.

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK,
as a Lender

By:	/s/ Min Park
Name:	Min Park
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SILICON VALLEY BANK,
as a Lender

By:	/s/ Wendy Wong
Name:	Wendy Wong
Title:	VP

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT